LTC Lithium
Technology Corporation

PRODUCING LITHIUM ION BATTERY SOLUTIONS

FOR THE WORLD'S MOST DEMANDING APPLICATIONS

AND POWERING TODAY'S ADVANCED AUTOMOTIVES.

GAIA
Advanced Lithium Battery Systems

LITHIUM LITHIUM TECHNOLOGY TECHNOLOGY CORPORATION CORPORATION COMPANY COMPANY PRESENTATION PRESENTATION Exhibit 99.1

LTC Lithium Technology Corporation

GAIA Advanced Lithium Battery Systems

POWERING THE WORLD FORWARD

Company Overview Company Overview

LTC Lithium Technology Corporation
GAIA Advanced Lithium Battery Systems

Lithium

Proprietary Information, May 2007

Facilities
US Operations
(LTC
-
Plymouth Meeting)
• Corporate Headquarters
• US Government/Military
Development Contracts
• R & D and cooperative programs
with US raw material suppliers
• US Sales
• Battery design and assembly using
GAIA cells
• Limited contract production of
specialty flat
cells
European Operations
(GAIA
-
Nordhausen
)
• European Development Contracts
• R & D and cooperative programs
with EU raw material suppliers
• European Sales
• Commercial Production of
cylindrical cells
• Battery design and assembly

LTC Lithium Technology Corporation
GAIA Advanced Lithium Battery Systems

Proprietary Information, May 2007

Small Production/Large Pilot Scale Operation
•78 Employees   (22 in US, 56 in Germany)
•FACILITIES
• 120,000 ft
2
facility in Nordhausen, Germany
• 13,000 ft
2
facility in Plymouth Meeting, PA, USA
• PRODUCTS:
• Custom engineered batteries
• Development contracts
• Cylindrical and flat Lithium-Ion cells
- from 7.5 Ah to 500 Ah
Current Operations

LTC’s LTC’s Technology Technology

LTC Lithium Technology Corporation

GAIA Advanced Lithium Battery Systems

Proprietary Information, May 2007

Technological Advantages of Lithium-Ion over other
Chemistries
Low
(3.6V per cell)
High
(1.2V per cell)
Medium
(2V per cell)
Battery Complexity
(Number of Cells)
Very Wide Wide Narrow
Operational
Temperature Range
Very Low Low High
Heat Generation
Very Good Good Poor
Fast Charge
3 to 10 x 3 to 6 x 1
Power per Volume
5 to 15 x 5 to 10 x 1
Power per Weight
2 x 1.5 x 1
Energy per Volume
3 x 2 x 1
Energy per Weight
Li_Ion NiMH Lead Acid

LTC Lithium Technology Corporation
GAIA Advanced Lithium Battery Systems

Proprietary Information, May 2007

Proprietary cell design IP
• Low internal resistance allows for high power output and
rapid charging with limited heat generation
Proprietary manufacturing process
• Lower cost extrusion and assembly allows scalability and
opportunity for high gross margins
• Environmentally friendly (no solvents)
Patents
• Issued 33
• Applications Pending 42
LTC Unique Propositions

LTC’s LTC’s Products Products

LTC Lithium
Technology Corporation
GAIA
Advanced Lithium Battery Systems

GAIA

Proprietary Information, May 2007

LTC’s Product Portfolio
Present cylindrical cells range
in capacity from 7.5 Ah to 500 Ah
GAIA offers two basic types of
products tailored to different
applications
• The HE product series is optimized towards high energy content with moderate rate capability (continuous discharge up to 2C)
• The HP and UHP series are designed to deliver maximum power
(continuous discharge up to 10C)
GAIA has developed battery packs of up to 600V to customer
specifications
GAIA battery pack include an intelligent Battery Management
System (BMS)

LTC Lithium Technology Corporation
GAIA Advanced Lithium Battery Systems

Specific Energy Wh/kg
Specific Power W/kg
180
160
140
120
100
80
60
40
20
0
0
200
400
600
800
1000
1200
1400
1600
1800
2000
GAIA Li-Ion HE (High Energy)
EV
GAIA Li-Ion HP (High Power)
HEV
NiMH (High Energy)
NiMH (High Power)
Lead-acid
Super-Caps
ca. 5000

Proprietary Information, May 2007

Battery Systems Comparison - Ragone Plot

LTC Lithium
Technology Corporation
GAIA
Advanced Lithium Battery Systems

Proprietary Information, May 2007

Block Diagram of BMS Data acquisition SOC SOH Comm . unit CAN U I T R Thermal management Safety management Fan, etc.. Contactor Battery Load& Charger Energy management

LTC Lithium Technology Corporation
GAIA Advanced Lithium Battery Systems

SIEMENS

Proprietary Information, May 2007

Example of 10S BMS Hardware
Master
Slave (10S)
Current sensor
Optically
decouple
d RS485
bus
RS232
for
flashing
Master
CAN
interface
Senso
rs &
main
switch
µ
P
µ
P
MUX
to
cells
by I+ME, Available since 08/03
40 cm
2
130 cm
2
Current / A Voltage / mV Temp. / °C
Range -120..120 0..4500 -40..100
Resol. 4.8 mA 1 mV 0.1 °C

LTC Lithium Technology Corporation
GAIA Advanced Lithium Battery Systems

GAIA
Advanced Lithium Battery Systems
GAIA
700
232
SLAVE
Master

Proprietary Information, May 2007

Battery Example: 288V HEV Battery
with 2kWh
Weight of cell 0.32 kg
Number of cells 80
Packaging 30%
Weight today 42 kg
Weight 33 kg
Length 700 mm
Width 292 mm
Height 195 mm
Volume 40 L
Power (18s) 25 kW

GAIA cells offer the highest power of any commercial lithium ion cell in the western hemisphere* (most amperes or watts
per kilogram)
• GAIA UHP product achieves 2400 W/kg (pulse)
GAIA cells are the largest lithium ion cells produced in the western hemisphere (most energy capacity - watt-hours or
amp hours)
• GAIA HE-602050 has 60 Ah or 216 Wh corresponding to 150
Wh/kg
• 500 Ah cell is in final stage of development
LTC specializes in working with the customer to engineer
solutions using standardized cells in customized
configurations
• Custom engineered battery packs including electronic battery management systems
*  US and EU companies have an advantage selling the western hemisphere being domestic suppliers and it is unrealistic for US and EU companies to sell into Asia.
Large, High Power Engineered Lithium Ion Is LTC’s Core
Expertise

Manufacturing Process Manufacturing Process

Process - Extrusion
No emission of solvents
Safe and environmental
No ex-proof installation
Cost-effective
Co-extrusion of polymer blends
LiNiCoAl
dry blend
cathode
dry blend
anode
graphit, polymers
and carbon black
polymers and
carbon black
mixing and drying of
cathode materials
mixing and drying of
anode materials
polymer anode
on carrier foil
polymer cathode
on carrier foil

LTC Lithium Technology Corporation
GAIA Advanced Lithium Battery Systems

Proprietary Information, May 2007

Process - Lamination anode material on carrier foil 1 lamination of anode laminate of anode / Cu / anode

LTC Lithium Technology Corporation
GAIA Advanced Lithium Battery Systems

Proprietary Information, May 2007

Processing Technology - Winding & Assembling
cathode current
collector "Al"
anode current
collector "Cu"
tab and lid
assembly
housing
laser welding
lid with
terminals
anode separator
cathode
cell winding machine
separator

Target Markets Target Markets

Lithium Technology Corporation
GAIA Advanced Lithium Battery Systems

Lithium
Technology Corporation
LITHIUM ION
WORLD'S MOST DEMANDING APPLICATIONS
ADVANCED AUTOMOTIVES
GAIA

Proprietary Information, May 2007

Stationary Power
Growing dependence on
electrical power worldwide
drives the demand for high
quality high-reliability power
for telecommunications,
computers, mission critical
applications, remote mobile
and renewable power
applications.  Very large
potential market.
Markets with Projected Growth in Advanced Batteries
Military/National
Security
Applications require
flexibility in design, wide
ranges of power output,
broad operating
temperatures, low weight
and thousands of recharge
cycles. Performance is more
important than price.
Market need is growing
quickly.  Development
funding is available.
Transportation
Applications require rapid
charging rates and long
life in safe, durable high
power storage for HEV,
EV and fuel cell powered
vehicles. Military, heavy
duty and niche vehicle
OEMs are early adopters.
Immediate niches exist.

Engineered Solutions Engineered Solutions

LTC Lithium Technology Corporation
GAIA Advanced Lithium Battery Systems

GAIA

Proprietary Information, May 2007

36V/60Ah Battery
for Silent Watch
36V/7.5Ah HEV
prototype module
86V 27Ah for a solar
vehicle application.
97V/480Ah Battery
Manned Underwater Vehicle
Prototype for the navy of a
friendly foreign nation
8 paralleled 27S modules of
the C60 cell
8x[97V/60Ah] => 46kWh
Engineered Batteries

LTC Lithium Technology Corporation

GAIA Advanced Lithium Battery Systems

GAIA

Proprietary Information, May 2007

Battery Samples for Transportation Applications Batteries for Electric Vehicles Wheelchair 10S 36V / 7.5 Ah E-Bike 10S 36V / 7.5Ah E-Quad 12KW 14S 50.4V / 60Ah

LTC Lithium Technology Corporation

GAIA Advanced Lithium Battery Systems

GAIA
ULTRA HIGH POWER LITHIUM ION

Proprietary Information, May 2007

Aluminum housing (6061 or 7075)
Cylinder 0.090” End plate 0.375”
BMS support plate ¼” G-10
Soft insulation ¼” silicone
Upper header – ¾” Delrin
Cells – 100 DD UHP
Lower header – ¾” Delrin
Insulation Plate – ¼” HDPE
Aluminum End plate
Mounting base for cell
assembly   1”  7075
Lithium Technology Corporation
BATTERY
EXPLODED ASSEMBLY DRAWING
*wires and tie rods not shown
PART/FILE/DRAWING AJM05112.DOC
Ref  AJM05112.PRT, AJM05085.PRT
View 7, Levels 1,4,5,8,9,10,11,12,201  AJM  08/25/05
Nominal 360 V high power battery capable of 250A-300A pulses.
Consisting of 100S UHP DD cells.
Battery design from specification through design and testing

LTC Lithium Technology Corporation

GAIA Advanced Lithium Battery Systems

GAIA
ULTRA HIGH POWER LITHIUM ION

Proprietary Information, May 2007

Nominal 300V – 10Ah battery. 85S-1P arrangement of 10Ah DD cells 300V Battery for whale watching buoy in final assembly

LTC Lithium Technology Corporation
GAIA Advanced Lithium Battery Systems

GAIA

Proprietary Information, May 2007

Repeat Order was received recently 72V/60Ah Battery NASA-JSC Spider Robot project

Lithium Technology Corporation
GAIA Advanced Lithium Battery Systems

Proprietary Information, May 2007

180 V, 8.1 kWh Battery for Plug-in Serial Hybrid 50S1P 180V/45Ah Mounted beneath the car

LTC Lithium Technology Corporation
GAIA Advanced Lithium Battery Systems

"ASENDRO Robots Secure Soccer World Cup in Germany"

http://www.i4u.com/article5425.html

Wed, 12 Apr 2006 10:00:00 CDT

GAIA

GAIA

Proprietary Information, May 2007

Robot Batteries OFRO 25V/27Ah 25V/60Ah

LTC Lithium Technology Corporation
GAIA Advanced Lithium Battery Systems

GAIA

GAIA

Proprietary Information, May 2007

Stationery Power High Power Backup Battery - 576V / 27 Ah / 15.5 kWh

Large Growth Opportunities Large Growth Opportunities

Lithium Technology Corporation
GAIA
Advanced Lithium Battery Systems

DIESEL GENERATOR
CONTROL ROOM
PROPULSION MOTOR
O_2-TANKS
ELECTRONICS
ARMAMENT
H_2-STORAGE
OPERATING SYSTEMS
CREW'S QUARTERS
FUEL CELL PLANT
BATTERY
GAIA

Proprietary Information, May 2007

Military: Thyssen-Krupp Submarine Battery http://zone.sousmarins.free.fr/Sous-marins%20anaerobies.htm 500Ah Cell

Lithium Technology Corporation
GAIA Advanced Lithium Battery Systems

Proprietary Information, May 2007

TKMS Submarine Project Update
Phase I was successfully completed
Phase II was approved
• Development of modules for a submarine propulsion
battery
• Deliverable is 8 modules with a total of 320 kWh of
energy content
• Contract value is €614,000
Businessplan for 2 submarine batteries per year and
an annual turnover of more than €20 million was
developed jointly with TKMS

LTC Lithium Technology Corporation

GAIA Advanced Lithium Battery Systems

GAIA
GAIA

ZYTEK
Full Hybrid Demonstrator
Zytek Systems
Ultra Low Carbon Car Challenge

Proprietary Information, May 2007

Hybrid Electric Vehicles – Biggest Potential
80S1P 288V/7.5Ah
Mounted in the trunk
•LTC has equipped
3 Smart cars
converted by
Zytek to HEVs
with GAIA
batteries
•LTC has sampled
large European
and US car
manufacturers

LTC Lithium Technology Corporation

GAIA Advanced Lithium Battery Systems

100% ELECTRIC CAR

Proprietary Information, May 2007

Full Electric Vehicles Specifications: •Li-Ion Battery 25kWh •Battery weight 200 kg •Range 250km With Innosys Engineering of the Netherlands, an EV with convincing performance was demonstrated

Adjustment of individual blades by means of lithium ion accumulators
Large roller bearings to avoid the effects of axial and radial forces on the gear unit
Crane system for the replacement of all main components
Silicone oil trans- former in the gondola
Direct passageway be- tween gondola and root
Underfloor area for lubricating and cooling systems
Fire detection and fire extinguishing system

Proprietary Information, May 2007

Renewable Energy: Wind Generators GAIA Li Ion Batteries have been specified by a large German wind generator manufacturer for blade pitch control in its largest (2.5 MW) generator

LTC Lithium Technology Corporation

GAIA Advanced Lithium Battery Systems

Proprietary Information, May 2007

Solar Battery Develoment Project
Photo voltaic power generation requires batteries
• For buffering for grid-connected installations
• For overnight storage for stand-alone solutions
• Life time cost per kWh stored in the battery is the major
issue
• Competition lead acid suffers from a short lifetime
Sunergy has awarded GAIA a 2 year development
contract to
• Develop low cost Li Ion batteries for solar energy storage
• Develop low cost battery materials
• Reduce manufacturing cost
• Increase battery life, especially at elevated temperatures

Summary Summary

Summary
Large format, high power engineered Lithium Ion batteries are
LTC's core expertise
• Specific pulse power up to 2400 W/kg
• Specific energy up to 150 Wh/kg
• Cell energy content up to 216 Wh (60 Ah)
LTC delivers customers with engineered battery packs from pilot facilities in Germany and the US
• Military, transportation and stationary markets
• Batteries up to 600 V
Opportunities with large revenue potential have been identified
• HEV and EV batteries
• Military applications like submarine batteries
• Wind and solar energy generation
Production volumes, sales and revenues have increased steadily
• Continued investment has doubled manufacturing capacity within the last 12 months